Other Operating (Expense) Income, Net (Tables)	12 Months Ended
Dec. 31, 2023
Other Operating (Expense) Income, Net [Abstract]
Schedule of Other Operating (Expense) Income, Net
Thousands of $ For the years ended December 31	2023	2022	2021
Grant subsidies – The Netherlands	62	5	382
Grant subsidies – USA	-	-	659
Fair value adjustments	(588)	515	176
Other operating income	65	39	53
Other operating expenses	-	-	(109)
Total other operating (expense) income, net	(461)	559	1,161